                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

                       THE BANK OF NEW YORK COMPANY, INC.

   KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of The Bank of New York Company, Inc., a New York corporation, (the "Company"), does hereby make, constitute and appoint Thomas A. Renyi, Gerald L. Hassell, Alan R. Griffith, Bruce Van Saun, Phebe C. Miller and Jacqueline R. McSwiggan and each of them individually as the true and lawful attorney of the undersigned with power to act with or without the other and with power of substitution, and in the undersigned's name, place and stead and the undersigned's capacity as an officer or director or both to execute, deliver and file a registration statement on Form S-3 or such other appropriate form on the undersigned's behalf, in any and all capacities stated therein, and to file such Registration Statement or Statements with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and to sign and file with the Securities and Exchange Commission any and all amendments to such registration statement including post effective amendments and any other documents in support thereof or supplemental thereto with respect to the registration of up to $1,500,000,000 of debt securities, preferred stock, Class A preferred stock, depositary shares for such preferred stock or Class A preferred stock and an indeterminate number of shares of common stock, par value $7.50 per share (including preferred stock purchase rights, the "Common Stock"), other capital securities of the Company as may be issued in exchange for, or upon conversion of, such preferred stock or Class A preferred stock, Common Stock or one or more series of unsecured, subordinated debt securities and related guarantees and expense agreements to be sold to one or more trusts established by the Company, hereby granting to said attorneys and each of them full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever as any of said attorneys individually may deem necessary or advisable to fully carry out the intent of the foregoing as the undersigned might or could do in person. The undersigned hereby ratifies, confirms and approves the actions of said attorneys and each of them which they may do or cause to be done by virtue of these Presents.

   IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 10th day of November, 1998.

                                                   /s/ J. Carter Bacot
                                          -------------------------------------
                                                J. Carter Bacot, Director

                               POWER OF ATTORNEY

                       THE BANK OF NEW YORK COMPANY, INC.

   KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of The Bank of New York Company, Inc., a New York corporation, (the "Company"), does hereby make, constitute and appoint Thomas A. Renyi, Gerald L. Hassell, Alan R. Griffith, Bruce Van Saun, Phebe C. Miller and Jacqueline R. McSwiggan and each of them individually as the true and lawful attorney of the undersigned with power to act with or without the other and with power of substitution, and in the undersigned's name, place and stead and the undersigned's capacity as an officer or director or both to execute, deliver and file a registration statement on Form S-3 or such other appropriate form on the undersigned's behalf, in any and all capacities stated therein, and to file such Registration Statement or Statements with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and to sign and file with the Securities and Exchange Commission any and all amendments to such registration statement including post effective amendments and any other documents in support thereof or supplemental thereto with respect to the registration of up to $1,500,000,000 of debt securities, preferred stock, Class A preferred stock, depositary shares for such preferred stock or Class A preferred stock and an indeterminate number of shares of common stock, par value $7.50 per share (including preferred stock purchase rights, the "Common Stock"), other capital securities of the Company as may be issued in exchange for, or upon conversion of, such preferred stock or Class A preferred stock, Common Stock or one or more series of unsecured, subordinated debt securities and related guarantees and expense agreements to be sold to one or more trusts established by the Company, hereby granting to said attorneys and each of them full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever as any of said attorneys individually may deem necessary or advisable to fully carry out the intent of the foregoing as the undersigned might or could do in person. The undersigned hereby ratifies, confirms and approves the actions of said attorneys and each of them which they may do or cause to be done by virtue of these Presents.

   IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 10th day of November, 1998.

                                                   /s/ [Richard Barth]
                                          -------------------------------------
                                                 Richard Barth, Director

                               POWER OF ATTORNEY

                       THE BANK OF NEW YORK COMPANY, INC.

   KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of The Bank of New York Company, Inc., a New York corporation, (the "Company"), does hereby make, constitute and appoint Thomas A. Renyi, Gerald L. Hassell, Alan R. Griffith, Bruce Van Saun, Phebe C. Miller and Jacqueline R. McSwiggan and each of them individually as the true and lawful attorney of the undersigned with power to act with or without the other and with power of substitution, and in the undersigned's name, place and stead and the undersigned's capacity as an officer or director or both to execute, deliver and file a registration statement on Form S-3 or such other appropriate form on the undersigned's behalf, in any and all capacities stated therein, and to file such Registration Statement or Statements with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and to sign and file with the Securities and Exchange Commission any and all amendments to such registration statement including post effective amendments and any other documents in support thereof or supplemental thereto with respect to the registration of up to $1,500,000,000 of debt securities, preferred stock, Class A preferred stock, depositary shares for such preferred stock or Class A preferred stock and an indeterminate number of shares of common stock, par value $7.50 per share (including preferred stock purchase rights, the "Common Stock"), other capital securities of the Company as may be issued in exchange for, or upon conversion of, such preferred stock or Class A preferred stock, Common Stock or one or more series of unsecured, subordinated debt securities and related guarantees and expense agreements to be sold to one or more trusts established by the Company, hereby granting to said attorneys and each of them full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever as any of said attorneys individually may deem necessary or advisable to fully carry out the intent of the foregoing as the undersigned might or could do in person. The undersigned hereby ratifies, confirms and approves the actions of said attorneys and each of them which they may do or cause to be done by virtue of these Presents.

   IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 10th day of November, 1998.

                                                  /s/ [Frank J. Biondi]
                                          -------------------------------------
                                                Frank J. Biondi, Director

                               POWER OF ATTORNEY

                       THE BANK OF NEW YORK COMPANY, INC.

   KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of The Bank of New York Company, Inc., a New York corporation, (the "Company"), does hereby make, constitute and appoint Thomas A. Renyi, Gerald L. Hassell, Alan R. Griffith, Bruce Van Saun, Phebe C. Miller and Jacqueline R. McSwiggan and each of them individually as the true and lawful attorney of the undersigned with power to act with or without the other and with power of substitution, and in the undersigned's name, place and stead and the undersigned's capacity as an officer or director or both to execute, deliver and file a registration statement on Form S-3 or such other appropriate form on the undersigned's behalf, in any and all capacities stated therein, and to file such Registration Statement or Statements with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and to sign and file with the Securities and Exchange Commission any and all amendments to such registration statement including post effective amendments and any other documents in support thereof or supplemental thereto with respect to the registration of up to $1,500,000,000 of debt securities, preferred stock, Class A preferred stock, depositary shares for such preferred stock or Class A preferred stock and an indeterminate number of shares of common stock, par value $7.50 per share (including preferred stock purchase rights, the "Common Stock"), other capital securities of the Company as may be issued in exchange for, or upon conversion of, such preferred stock or Class A preferred stock, Common Stock or one or more series of unsecured, subordinated debt securities and related guarantees and expense agreements to be sold to one or more trusts established by the Company, hereby granting to said attorneys and each of them full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever as any of said attorneys individually may deem necessary or advisable to fully carry out the intent of the foregoing as the undersigned might or could do in person. The undersigned hereby ratifies, confirms and approves the actions of said attorneys and each of them which they may do or cause to be done by virtue of these Presents.

   IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 10th day of November, 1998.

                                                 /s/ [William R. Chaney]
                                          -------------------------------------
                                               William R. Chaney, Director

                               POWER OF ATTORNEY

                       THE BANK OF NEW YORK COMPANY, INC.

   KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of The Bank of New York Company, Inc., a New York corporation, (the "Company"), does hereby make, constitute and appoint Thomas A. Renyi, Gerald L. Hassell, Alan R. Griffith, Bruce Van Saun, Phebe C. Miller and Jacqueline R. McSwiggan and each of them individually as the true and lawful attorney of the undersigned with power to act with or without the other and with power of substitution, and in the undersigned's name, place and stead and the undersigned's capacity as an officer or director or both to execute, deliver and file a registration statement on Form S-3 or such other appropriate form on the undersigned's behalf, in any and all capacities stated therein, and to file such Registration Statement or Statements with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and to sign and file with the Securities and Exchange Commission any and all amendments to such registration statement including post effective amendments and any other documents in support thereof or supplemental thereto with respect to the registration of up to $1,500,000,000 of debt securities, preferred stock, Class A preferred stock, depositary shares for such preferred stock or Class A preferred stock and an indeterminate number of shares of common stock, par value $7.50 per share (including preferred stock purchase rights, the "Common Stock"), other capital securities of the Company as may be issued in exchange for, or upon conversion of, such preferred stock or Class A preferred stock, Common Stock or one or more series of unsecured, subordinated debt securities and related guarantees and expense agreements to be sold to one or more trusts established by the Company, hereby granting to said attorneys and each of them full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever as any of said attorneys individually may deem necessary or advisable to fully carry out the intent of the foregoing as the undersigned might or could do in person. The undersigned hereby ratifies, confirms and approves the actions of said attorneys and each of them which they may do or cause to be done by virtue of these Presents.

   IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 10th day of November, 1998.

                                                  /s/ [Ralph E. Gomory]
                                          -------------------------------------
                                                Ralph E. Gomory, Director

                               POWER OF ATTORNEY

                       THE BANK OF NEW YORK COMPANY, INC.

   KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of The Bank of New York Company, Inc., a New York corporation, (the "Company"), does hereby make, constitute and appoint Thomas A. Renyi, Gerald L. Hassell, Alan R. Griffith, Bruce Van Saun, Phebe C. Miller and Jacqueline R. McSwiggan and each of them individually as the true and lawful attorney of the undersigned with power to act with or without the other and with power of substitution, and in the undersigned's name, place and stead and the undersigned's capacity as an officer or director or both to execute, deliver and file a registration statement on Form S-3 or such other appropriate form on the undersigned's behalf, in any and all capacities stated therein, and to file such Registration Statement or Statements with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and to sign and file with the Securities and Exchange Commission any and all amendments to such registration statement including post effective amendments and any other documents in support thereof or supplemental thereto with respect to the registration of up to $1,500,000,000 of debt securities, preferred stock, Class A preferred stock, depositary shares for such preferred stock or Class A preferred stock and an indeterminate number of shares of common stock, par value $7.50 per share (including preferred stock purchase rights, the "Common Stock"), other capital securities of the Company as may be issued in exchange for, or upon conversion of, such preferred stock or Class A preferred stock, Common Stock or one or more series of unsecured, subordinated debt securities and related guarantees and expense agreements to be sold to one or more trusts established by the Company, hereby granting to said attorneys and each of them full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever as any of said attorneys individually may deem necessary or advisable to fully carry out the intent of the foregoing as the undersigned might or could do in person. The undersigned hereby ratifies, confirms and approves the actions of said attorneys and each of them which they may do or cause to be done by virtue of these Presents.

   IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 10th day of November, 1998.

                                                 /s/ [Alan R. Griffith]
                                          -------------------------------------
                                               Alan R. Griffith, Director

                               POWER OF ATTORNEY

                       THE BANK OF NEW YORK COMPANY, INC.

   KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of The Bank of New York Company, Inc., a New York corporation, (the "Company"), does hereby make, constitute and appoint Thomas A. Renyi, Gerald L. Hassell, Alan R. Griffith, Bruce Van Saun, Phebe C. Miller and Jacqueline R. McSwiggan and each of them individually as the true and lawful attorney of the undersigned with power to act with or without the other and with power of substitution, and in the undersigned's name, place and stead and the undersigned's capacity as an officer or director or both to execute, deliver and file a registration statement on Form S-3 or such other appropriate form on the undersigned's behalf, in any and all capacities stated therein, and to file such Registration Statement or Statements with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and to sign and file with the Securities and Exchange Commission any and all amendments to such registration statement including post effective amendments and any other documents in support thereof or supplemental thereto with respect to the registration of up to $1,500,000,000 of debt securities, preferred stock, Class A preferred stock, depositary shares for such preferred stock or Class A preferred stock and an indeterminate number of shares of common stock, par value $7.50 per share (including preferred stock purchase rights, the "Common Stock"), other capital securities of the Company as may be issued in exchange for, or upon conversion of, such preferred stock or Class A preferred stock, Common Stock or one or more series of unsecured, subordinated debt securities and related guarantees and expense agreements to be sold to one or more trusts established by the Company, hereby granting to said attorneys and each of them full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever as any of said attorneys individually may deem necessary or advisable to fully carry out the intent of the foregoing as the undersigned might or could do in person. The undersigned hereby ratifies, confirms and approves the actions of said attorneys and each of them which they may do or cause to be done by virtue of these Presents.

   IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 10th day of November, 1998.

                                                 /s/ [Richard J. Kogan]
                                          -------------------------------------
                                               Richard J. Kogan, Director

                               POWER OF ATTORNEY

                       THE BANK OF NEW YORK COMPANY, INC.

   KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of The Bank of New York Company, Inc., a New York corporation, (the "Company"), does hereby make, constitute and appoint Thomas A. Renyi, Gerald L. Hassell, Alan R. Griffith, Bruce Van Saun, Phebe C. Miller and Jacqueline R. McSwiggan and each of them individually as the true and lawful attorney of the undersigned with power to act with or without the other and with power of substitution, and in the undersigned's name, place and stead and the undersigned's capacity as an officer or director or both to execute, deliver and file a registration statement on Form S-3 or such other appropriate form on the undersigned's behalf, in any and all capacities stated therein, and to file such Registration Statement or Statements with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and to sign and file with the Securities and Exchange Commission any and all amendments to such registration statement including post effective amendments and any other documents in support thereof or supplemental thereto with respect to the registration of up to $1,500,000,000 of debt securities, preferred stock, Class A preferred stock, depositary shares for such preferred stock or Class A preferred stock and an indeterminate number of shares of common stock, par value $7.50 per share (including preferred stock purchase rights, the "Common Stock"), other capital securities of the Company as may be issued in exchange for, or upon conversion of, such preferred stock or Class A preferred stock, Common Stock or one or more series of unsecured, subordinated debt securities and related guarantees and expense agreements to be sold to one or more trusts established by the Company, hereby granting to said attorneys and each of them full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever as any of said attorneys individually may deem necessary or advisable to fully carry out the intent of the foregoing as the undersigned might or could do in person. The undersigned hereby ratifies, confirms and approves the actions of said attorneys and each of them which they may do or cause to be done by virtue of these Presents.

   IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 10th day of November, 1998.

                                                 /s/ [John A. Luke, Jr.]
                                          -------------------------------------
                                                 John A. Luke, Director

                               POWER OF ATTORNEY

                       THE BANK OF NEW YORK COMPANY, INC.

   KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of The Bank of New York Company, Inc., a New York corporation, (the "Company"), does hereby make, constitute and appoint Thomas A. Renyi, Gerald L. Hassell, Alan R. Griffith, Bruce Van Saun, Phebe C. Miller and Jacqueline R. McSwiggan and each of them individually as the true and lawful attorney of the undersigned with power to act with or without the other and with power of substitution, and in the undersigned's name, place and stead and the undersigned's capacity as an officer or director or both to execute, deliver and file a registration statement on Form S-3 or such other appropriate form on the undersigned's behalf, in any and all capacities stated therein, and to file such Registration Statement or Statements with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and to sign and file with the Securities and Exchange Commission any and all amendments to such registration statement including post effective amendments and any other documents in support thereof or supplemental thereto with respect to the registration of up to $1,500,000,000 of debt securities, preferred stock, Class A preferred stock, depositary shares for such preferred stock or Class A preferred stock and an indeterminate number of shares of common stock, par value $7.50 per share (including preferred stock purchase rights, the "Common Stock"), other capital securities of the Company as may be issued in exchange for, or upon conversion of, such preferred stock or Class A preferred stock, Common Stock or one or more series of unsecured, subordinated debt securities and related guarantees and expense agreements to be sold to one or more trusts established by the Company, hereby granting to said attorneys and each of them full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever as any of said attorneys individually may deem necessary or advisable to fully carry out the intent of the foregoing as the undersigned might or could do in person. The undersigned hereby ratifies, confirms and approves the actions of said attorneys and each of them which they may do or cause to be done by virtue of these Presents.

   IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 10th day of November, 1998.

                                              /s/ [Edward L. Hennessy, Jr.]
                                          -------------------------------------
                                            Edward L. Hennessy, Jr., Director

                               POWER OF ATTORNEY

                       THE BANK OF NEW YORK COMPANY, INC.

   KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of The Bank of New York Company, Inc., a New York corporation, (the "Company"), does hereby make, constitute and appoint Thomas A. Renyi, Gerald L. Hassell, Alan R. Griffith, Bruce Van Saun, Phebe C. Miller and Jacqueline R. McSwiggan and each of them individually as the true and lawful attorney of the undersigned with power to act with or without the other and with power of substitution, and in the undersigned's name, place and stead and the undersigned's capacity as an officer or director or both to execute, deliver and file a registration statement on Form S-3 or such other appropriate form on the undersigned's behalf, in any and all capacities stated therein, and to file such Registration Statement or Statements with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and to sign and file with the Securities and Exchange Commission any and all amendments to such registration statement including post effective amendments and any other documents in support thereof or supplemental thereto with respect to the registration of up to $1,500,000,000 of debt securities, preferred stock, Class A preferred stock, depositary shares for such preferred stock or Class A preferred stock and an indeterminate number of shares of common stock, par value $7.50 per share (including preferred stock purchase rights, the "Common Stock"), other capital securities of the Company as may be issued in exchange for, or upon conversion of, such preferred stock or Class A preferred stock, Common Stock or one or more series of unsecured, subordinated debt securities and related guarantees and expense agreements to be sold to one or more trusts established by the Company, hereby granting to said attorneys and each of them full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever as any of said attorneys individually may deem necessary or advisable to fully carry out the intent of the foregoing as the undersigned might or could do in person. The undersigned hereby ratifies, confirms and approves the actions of said attorneys and each of them which they may do or cause to be done by virtue of these Presents.

   IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 10th day of November, 1998.

                                                  /s/ [John C. Malone]
                                          -------------------------------------
                                                John C. Malone, Director

                               POWER OF ATTORNEY

                       THE BANK OF NEW YORK COMPANY, INC.

   KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of The Bank of New York Company, Inc., a New York corporation, (the "Company"), does hereby make, constitute and appoint Thomas A. Renyi, Gerald L. Hassell, Alan R. Griffith, Bruce Van Saun, Phebe C. Miller and Jacqueline R. McSwiggan and each of them individually as the true and lawful attorney of the undersigned with power to act with or without the other and with power of substitution, and in the undersigned's name, place and stead and the undersigned's capacity as an officer or director or both to execute, deliver and file a registration statement on Form S-3 or such other appropriate form on the undersigned's behalf, in any and all capacities stated therein, and to file such Registration Statement or Statements with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and to sign and file with the Securities and Exchange Commission any and all amendments to such registration statement including post effective amendments and any other documents in support thereof or supplemental thereto with respect to the registration of up to $1,500,000,000 of debt securities, preferred stock, Class A preferred stock, depositary shares for such preferred stock or Class A preferred stock and an indeterminate number of shares of common stock, par value $7.50 per share (including preferred stock purchase rights, the "Common Stock"), other capital securities of the Company as may be issued in exchange for, or upon conversion of, such preferred stock or Class A preferred stock, Common Stock or one or more series of unsecured, subordinated debt securities and related guarantees and expense agreements to be sold to one or more trusts established by the Company, hereby granting to said attorneys and each of them full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever as any of said attorneys individually may deem necessary or advisable to fully carry out the intent of the foregoing as the undersigned might or could do in person. The undersigned hereby ratifies, confirms and approves the actions of said attorneys and each of them which they may do or cause to be done by virtue of these Presents.

   IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 10th day of November, 1998.

                                                 /s/ [Donald L. Miller]
                                          -------------------------------------
                                               Donald L. Miller, Director

                               POWER OF ATTORNEY

                       THE BANK OF NEW YORK COMPANY, INC.

   KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of The Bank of New York Company, Inc., a New York corporation, (the "Company"), does hereby make, constitute and appoint Thomas A. Renyi, Gerald L. Hassell, Alan R. Griffith, Bruce Van Saun, Phebe C. Miller and Jacqueline R. McSwiggan and each of them individually as the true and lawful attorney of the undersigned with power to act with or without the other and with power of substitution, and in the undersigned's name, place and stead and the undersigned's capacity as an officer or director or both to execute, deliver and file a registration statement on Form S-3 or such other appropriate form on the undersigned's behalf, in any and all capacities stated therein, and to file such Registration Statement or Statements with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and to sign and file with the Securities and Exchange Commission any and all amendments to such registration statement including post effective amendments and any other documents in support thereof or supplemental thereto with respect to the registration of up to $1,500,000,000 of debt securities, preferred stock, Class A preferred stock, depositary shares for such preferred stock or Class A preferred stock and an indeterminate number of shares of common stock, par value $7.50 per share (including preferred stock purchase rights, the "Common Stock"), other capital securities of the Company as may be issued in exchange for, or upon conversion of, such preferred stock or Class A preferred stock, Common Stock or one or more series of unsecured, subordinated debt securities and related guarantees and expense agreements to be sold to one or more trusts established by the Company, hereby granting to said attorneys and each of them full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever as any of said attorneys individually may deem necessary or advisable to fully carry out the intent of the foregoing as the undersigned might or could do in person. The undersigned hereby ratifies, confirms and approves the actions of said attorneys and each of them which they may do or cause to be done by virtue of these Presents.

   IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 10th day of November, 1998.

                                                 /s/ [H. Barclay Morley]
                                          -------------------------------------
                                               H. Barclay Morley, Director

                               POWER OF ATTORNEY

                       THE BANK OF NEW YORK COMPANY, INC.

   KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of The Bank of New York Company, Inc., a New York corporation, (the "Company"), does hereby make, constitute and appoint Thomas A. Renyi, Gerald L. Hassell, Alan R. Griffith, Bruce Van Saun, Phebe C. Miller and Jacqueline R. McSwiggan and each of them individually as the true and lawful attorney of the undersigned with power to act with or without the other and with power of substitution, and in the undersigned's name, place and stead and the undersigned's capacity as an officer or director or both to execute, deliver and file a registration statement on Form S-3 or such other appropriate form on the undersigned's behalf, in any and all capacities stated therein, and to file such Registration Statement or Statements with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and to sign and file with the Securities and Exchange Commission any and all amendments to such registration statement including post effective amendments and any other documents in support thereof or supplemental thereto with respect to the registration of up to $1,500,000,000 of debt securities, preferred stock, Class A preferred stock, depositary shares for such preferred stock or Class A preferred stock and an indeterminate number of shares of common stock, par value $7.50 per share (including preferred stock purchase rights, the "Common Stock"), other capital securities of the Company as may be issued in exchange for, or upon conversion of, such preferred stock or Class A preferred stock, Common Stock or one or more series of unsecured, subordinated debt securities and related guarantees and expense agreements to be sold to one or more trusts established by the Company, hereby granting to said attorneys and each of them full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever as any of said attorneys individually may deem necessary or advisable to fully carry out the intent of the foregoing as the undersigned might or could do in person. The undersigned hereby ratifies, confirms and approves the actions of said attorneys and each of them which they may do or cause to be done by virtue of these Presents.

   IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 10th day of November, 1998.

                                                /s/ [Deno D. Papageorge]
                                          -------------------------------------
                                              Deno D. Papageorge, Director

                               POWER OF ATTORNEY

                       THE BANK OF NEW YORK COMPANY, INC.

   KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of The Bank of New York Company, Inc., a New York corporation, (the "Company"), does hereby make, constitute and appoint Thomas A. Renyi, Gerald L. Hassell, Alan R. Griffith, Bruce Van Saun, Phebe C. Miller and Jacqueline R. McSwiggan and each of them individually as the true and lawful attorney of the undersigned with power to act with or without the other and with power of substitution, and in the undersigned's name, place and stead and the undersigned's capacity as an officer or director or both to execute, deliver and file a registration statement on Form S-3 or such other appropriate form on the undersigned's behalf, in any and all capacities stated therein, and to file such Registration Statement or Statements with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and to sign and file with the Securities and Exchange Commission any and all amendments to such registration statement including post effective amendments and any other documents in support thereof or supplemental thereto with respect to the registration of up to $1,500,000,000 of debt securities, preferred stock, Class A preferred stock, depositary shares for such preferred stock or Class A preferred stock and an indeterminate number of shares of common stock, par value $7.50 per share (including preferred stock purchase rights, the "Common Stock"), other capital securities of the Company as may be issued in exchange for, or upon conversion of, such preferred stock or Class A preferred stock, Common Stock or one or more series of unsecured, subordinated debt securities and related guarantees and expense agreements to be sold to one or more trusts established by the Company, hereby granting to said attorneys and each of them full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever as any of said attorneys individually may deem necessary or advisable to fully carry out the intent of the foregoing as the undersigned might or could do in person. The undersigned hereby ratifies, confirms and approves the actions of said attorneys and each of them which they may do or cause to be done by virtue of these Presents.

   IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 10th day of November, 1998.

                                                 /s/ [Catherine A. Rein]
                                          -------------------------------------
                                               Catherine A. Rein, Director

                               POWER OF ATTORNEY

                       THE BANK OF NEW YORK COMPANY, INC.

   KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of The Bank of New York Company, Inc., a New York corporation, (the "Company"), does hereby make, constitute and appoint Thomas A. Renyi, Gerald L. Hassell, Alan R. Griffith, Bruce Van Saun, Phebe C. Miller and Jacqueline R. McSwiggan and each of them individually as the true and lawful attorney of the undersigned with power to act with or without the other and with power of substitution, and in the undersigned's name, place and stead and the undersigned's capacity as an officer or director or both to execute, deliver and file a registration statement on Form S-3 or such other appropriate form on the undersigned's behalf, in any and all capacities stated therein, and to file such Registration Statement or Statements with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and to sign and file with the Securities and Exchange Commission any and all amendments to such registration statement including post effective amendments and any other documents in support thereof or supplemental thereto with respect to the registration of up to $1,500,000,000 of debt securities, preferred stock, Class A preferred stock, depositary shares for such preferred stock or Class A preferred stock and an indeterminate number of shares of common stock, par value $7.50 per share (including preferred stock purchase rights, the "Common Stock"), other capital securities of the Company as may be issued in exchange for, or upon conversion of, such preferred stock or Class A preferred stock, Common Stock or one or more series of unsecured, subordinated debt securities and related guarantees and expense agreements to be sold to one or more trusts established by the Company, hereby granting to said attorneys and each of them full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever as any of said attorneys individually may deem necessary or advisable to fully carry out the intent of the foregoing as the undersigned might or could do in person. The undersigned hereby ratifies, confirms and approves the actions of said attorneys and each of them which they may do or cause to be done by virtue of these Presents.

   IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 10th day of November, 1998.

                                                  /s/ [Harold E. Sells]
                                          -------------------------------------
                                                Harold E. Sells, Director